Convertible Notes Payable	9 Months Ended
Mar. 31, 2015
Debt Disclosure [Abstract]
Note 5 - Convertible Notes Payable

On March 31, 2015, the Company signed a Convertible Promissory Note that refinanced $36,340 of non-interest bearing advances into a convertible note payable. The Convertible Promissory Note bears interest at 10% per annum and is payable along with accrued interest on March 31, 2017. The Convertible Promissory Note and unpaid accrued interest are convertible into common stock at the option of the holder at a rate of $0.90 per share. On the same date, we recognized a beneficial conversion feature of $36,340 on this note. We recorded the beneficial conversion feature as an addition to paid-in capital.